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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 22, 2003

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer ID. Number

1-14514	Consolidated Edison, Inc. 4 Irving Place, New York, New York 10003 (212) 460-4600	New York	13-3965100

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.        OTHER EVENTS

On May 22, 2003, Consolidated Edison, Inc. ("Con Edison") completed the sale of 8.7 million of its Common Shares ($0.10 par value) to Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Common Shares sold were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-102005, declared effective January 17, 2003).

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c)    See Exhibit Index.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
By:	/s/ JOAN S. FREILICH Joan S. Freilich Executive Vice President and Chief Financial Officer

DATE: May 22, 2003

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Index to Exhibits

Exhibit	Description
1	Underwriting Agreement, dated May 19, 2003, between Consolidated Edison, Inc. and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated
5	Opinion and consent of Peter A. Irwin, Esq., Vice President, Legal Services.
23	Consent of Peter A. Irwin, Esq., Vice President, Legal Services (included as part of Exhibit 5).

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURE
Index to Exhibits